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                                                                    Exhibit 23.1



                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-42437) pertaining to the 1997 Stock Incentive Plan of SpectruMedix Corporation of our report dated May 16, 2000, with respect to the financial statements of SpectruMedix Corporation included in the Form 10-KSB for the year ended March 31, 2000.


                                         /s/ Ernst & Young LLP


Harrisburg, Pennsylvania
July 11, 2000